UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2021

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	VXRT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.          Changes in Registrant’s Certifying Accountant.

On July 15, 2021, Vaxart, Inc. (the “Company”) was notified that OUM & Co. LLP (“OUM”), an independent registered public accounting firm, had combined its practice with that of WithumSmith+Brown, PC (“Withum”) and that the name of the combined practice will be “WithumSmith+Brown.” On July 16, 2021, OUM resigned as the auditors of the Company and the Audit Committee of the Company’s Board of Directors engaged Withum to serve as the Company’s new independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2020 and 2019, and through the date of this Current Report on Form 8-K, the Company did not consult with Withum regarding any of the matters or reportable events described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit report of OUM on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2020 and 2019, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s financial statements for the fiscal years ended December 31, 2020 and 2019, and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and OUM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of OUM, would have caused OUM to make reference to the subject matter of the disagreement in their report on the Company’s consolidated financial statements for such year or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The Company provided OUM with a copy of the disclosures in this Form 8-K and has requested that OUM furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not OUM agrees with the Company’s statements in this Item 4.01. A copy of the letter dated July 19, 2021, furnished by OUM in response to that request, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from OUM & Co. LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: July 19, 2021
	By:	/s/ Andrei Floroiu
Andrei Floroiu
Chief Executive Officer